                                                                    Exhibit 99.1


                       $315,750,000 Offered (approximate)


                               [Logo of Conseco]


                      Conseco Finance Securitizations Corp.

                                     Seller

                              Conseco Finance Corp.

                                    Servicer

                Certificates for Home Equity Loans Series 2002-C

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                          TERM SHEET DATED July 1, 2002

                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2002-C
                           $315,750,000 (Approximate)
                               Subject to Revision

Seller                Conseco Finance Securitizations Corp.
Servicer              Conseco Finance Corp.
Backup Servicer       Wells Fargo Bank Minnesota, National Association
Trustee               U.S. Bank National Association, St. Paul, MN
Underwriters          Lehman Brothers (lead), Credit Suisse First Boston (co),
                      Deutsche Bank Securities (co), Merrill Lynch & Co. (co)

OFFERED CERTIFICATES(1):
==============================================================================================================================
                        Approx.                           Rate       WAL to Call @   Final Maturity to        Expected Ratings
      Class              Size              Type           Type          Pricing        Call @ Pricing          (S&P/Moody's)
------------------------------------------------------------------------------------------------------------------------------
Group I
-------
AF-1                   78,500,000        SEN/SEQ       Floating(4)        0.95            05/2004                 AAA/Aaa
AF-2                   11,000,000        SEN/SEQ        Fixed(5)          2.00            09/2004                 AAA/Aaa
AF-3                   38,500,000        SEN/SEQ        Fixed(5)          2.98            01/2007                 AAA/Aaa
AF-4                   30,000,000        SEN/SEQ        Fixed(5)          6.33            09/2009                 AAA/Aaa
AF-IO(2)               90,000,000(3)      SEN/IO        Fixed(6)          1.40            10/2005                 AAA/Aaa
MF-1                   14,500,000          MEZ          Fixed(5)          5.20            09/2009                  AA/Aa2
MF-2                   12,500,000          MEZ          Fixed(5)          5.18            09/2009                   A/A2
BF-1                    9,500,000          SUB          Fixed(5)          5.17            09/2009                 BBB/Baa2
Group II
--------
AV-1                  $99,063,000        SEN/SEQ       Floating(7)        1.86            09/2009                 AAA/Aaa
AV-IO(2)               56,000,000(3)      SEN/IO        Fixed(6)          1.43            10/2005                 AAA/Aaa
MV-1                    9,062,000          MEZ         Floating(7)        4.98            09/2009                  AA/Aa2
MV-2                    7,500,000          MEZ         Floating(7)        4.68            09/2009                   A/A2
BV-1                    5,625,000          SUB         Floating(7)        4.56            09/2009                 BBB/Baa2
------------------------------------------------------------------------------------------------------------------------------
Total Balance        $315,750,000
==============================================================================================================================

(1)  All Offered Certificates are priced to a 10% Optional Purchase.
(2) The Class AF-IO and Class AV-IO Certificates are interest only certificates and are not entitled to receive principal payments.
(3)  Initial notional balance.
(4) The least of (a) one-month LIBOR plus the related margin per annum, (b) 15.00% per annum and (c) the Adjusted Group I Net WAC Cap Rate (as defined herein).
(5)  Subject to the Adjusted Group I Net WAC Cap Rate (as defined herein).
(6) The Class AF-IO and Class AV-IO Certificates accrue interest at 7.50% per annum on their respective scheduled notional balances, as described herein, subject to the Group I and Group II Net WAC Cap Rate, respectively (as described herein).
(7) The least of (a) one-month LIBOR plus the related margin per annum, (b) 15.00% per annum and (c) the Adjusted Group II Net WAC Cap Rate (as defined herein).

Pricing Speed:
(1) Fixed Rate Mortgage Loans- 125% PPC (100% prepayment assumption assumes a constant prepayment of 4% in month one increased by approximately 1.45% each month to 20% CPR in month 12, and remaining 20% CPR thereafter);
(2)  Adjustable Rate Mortgage Loans- 30% CPR

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

CUT-OFF DATE:       May 31, 2002 for the Initial Loans and June 30, 2002 for the
                    Additional Loans. For each Subsequent Loan, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:       Week of July 1, 2002

EXP. SETTLEMENT/
CLOSING DATE:       July 9, 2002

LEGAL FINAL:        August 15, 2033

PAYMENT DATE:       The 15th day of each month (or if such 15th day is not a
                    business day, the next succeeding business day) commencing in August 2002.

RECORD DATE:        The business day just before the Payment Date.

DELAY DAYS:         The Certificates will have no payment delay.

OTHER CERTIFICATES: In addition to the Offered Certificates, the Class BF-2,
                    Class BV-2, Class B-3I, Class P, and Class R Certificates will also be issued. The Class BF-2 and BV-2 Certificates, which will have an initial balance of $5,500,000 and $3,750,000, respectively, will not be publicly offered under the Prospectus Supplement. The Class B-3I, Class P and Class R Certificates will be retained by an affiliate of Conseco Finance Corp. The Class BF-2, Class BV-2, Class B-3I, Class P, and Class R Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class AF-1, AF-2, AF-3, AF-4, MF-1, MF-2, BF-1, AV-1, MV-1, MV-2, BV-1 Certificates are expected to be ERISA eligible.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

TAX STATUS:         Multiple REMIC elections will be made with respect to the
                    Trust for federal income tax purposes.

OPTIONAL PURCHASE:  10% cleanup call subject to certain requirements if call is not exercised.

THE LOAN POOL:      On the Closing Date, the Trust expects to (i) purchase home equity loans having an aggregate principal balance of approximately $269,131,656.95 as of the Cut-off Date, and
                    (ii) additional home equity loans (the "Additional Loans").

                    Group                 Asset Type              Initial Loans (as of the   Expected Final Loans (as
                    -----                 ----------              -------------------------  -------------------------
                                                                        Cut-off Date)         of the Cut-off Date)(1)
                                                                        -------------         -----------------------
                      I      Fixed Rate Home Equity Loans              $179,325,102.36           $200,000,000.00
                      II     Adjustable Rate Home Equity Loans          $89,806,554.59           $125,000,000.00

(1)  Includes an estimate of the principal balances of the Additional Loans.

GROUP I
CERTIFICATES:       Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-IO,
                    Class MF-1, Class MF-2, Class BF-1, Class BF-2.

GROUP II
CERTIFICATES:       Class AV-1, Class AV-IO, Class MV-1, Class MV-2, Class BV-1,
                    Class BV-2.
--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                               3

PRE-FUNDING
ACCOUNT: On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in two segregated accounts (the "Group I Pre-Funding Account" and the "Group II Pre-Funding Account") and used by the Trust to purchase additional home equity loans (the "Subsequent Loans") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period") for inclusion in the loan pool. The Subsequent Loans will not exceed 25% of the total loan pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Group I Pre-Funding Account following the Pre-Funding Period will be paid to the Class AF Certificateholders then entitled to principal payments and any amounts remaining in the Group II Pre-Funding Account following the Pre-Funding Period will be paid to the Class AV-1 Certificateholders, as further specified in the Prospectus Supplement, on the next Payment Date.

GROUP I
NET WAC CAP RATE:   The weighted average of the Group I Net Loan Rates. The
                    "Group I Net Loan Rate" with respect to any loan, is the interest rate thereon minus the rates at which (a) the servicing fee, (b) the backup servicing fee, and (c) the trustee fee are paid.

ADJUSTED GROUP I
NET WAC CAP RATE:   The Group I Net WAC Cap Rate, adjusted for interest payments to the Class AF-IO Certificates.

GROUP II
NET WAC CAP RATE:   The weighted average of the Group II Net Loan Rates. The
                    "Group II Net Loan Rate" with respect to any loan, is the interest rate thereon minus the rates at which (a) the servicing fee, (b) the backup servicing fee, and (c) the trustee fee are paid.

ADJUSTED GROUP II
NET WAC CAP RATE:   The Group II Net WAC Cap Rate, adjusted for interest
                    payments to the Class AV-IO Certificates.

DENOMINATIONS:      $1,000 minimum and integral multiples of $1,000 in excess
                    thereof.

REGISTRATION:       The Offered Certificates will be available in book-entry
                    form through DTC, Euroclear or Clearstream.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                               4

GROUP II YIELD
MAINTENANCE
AGREEMENT:          The Trust will benefit from a series of interest rate cap
                    payments pursuant to one yield maintenance agreement, which is intended to partially mitigate the interest rate risk that could result from the difference between the formula rates on the Group II Certificates (other than the Class
                    AV-IO Certificates) and the Adjusted Group II Net WAC Rate
                    (the "Group II Yield Maintenance Agreement").

                    Payments under the Group II Yield Maintenance Agreement will be based on the lesser of (i) the aggregate Certificate Principal Balance of the Group II Certificates as of the immediately preceding Payment Date or (ii) a balance based on an amortization schedule assuming a constant prepayment of 10% in month one increased by approximately 2.5% each month to 22.5% CPR in month 6, and remaining 22.5% CRP thereafter (assuming no losses or delinquencies) starting in August 2002 through October 2005, and zero thereafter (each, a "Yield Maintenance Agreement Notional Balance"). On each Payment Date, commencing in August 2002 to and including the Payment Date in October 2005, the cap provider will make payments to the trustee equal to interest accrued on the Yield Maintenance Agreement Notional Balance. for such Payment Date at a rate equal to the excess (if any) of (i) the lesser of 1-month LIBOR and 15% over (ii) the strike rate for such Payment Date. It is anticipated that the Group II Yield Maintenance Agreement will include the following terms:

  Payment Date        Scheduled Notional Balance      Strike Rate   Payment Date      Scheduled Notional Balance       Strike Rate
  ------------        --------------------------      -----------   ------------      --------------------------       -----------
      8/02                  $125,000,000.00              0.00%          4/04                $84,150,919.43                3.89%
      9/02                  $124,168,867.81              2.27%          5/04                $82,330,339.78                4.27%
      10/02                 $122,728,158.90              2.17%          6/04                $80,549,280.57                4.36%
      11/02                 $121,010,955.24              2.58%          7/04                $78,807,060.69                4.70%
      12/02                 $119,020,780.33              2.48%          8/04                $77,103,071.59                5.52%
      1/03                  $116,763,005.60              2.38%          9/04                $75,437,290.49                5.70%
      2/03                  $114,244,875.49              2.85%         10/04                $73,808,093.96                5.75%
      3/03                  $111,780,536.23              2.77%         11/04                $72,213,709.20                6.08%
      4/03                  $109,368,845.54              2.68%         12/04                $70,653,397.10                6.17%
      5/03                  $107,008,685.32              3.13%          1/05                $69,126,434.20                6.43%
      6/03                  $104,698,961.14              3.05%          2/05                $67,632,112.31                6.57%
      7/03                  $102,438,601.70              2.97%          3/05                $66,169,743.32                6.64%
      8/03                  $100,226,558.39              3.33%          4/05                $64,738,652.97                6.64%
      9/03                   $98,061,804.77              3.26%          5/05                $63,338,167.42                6.69%
      10/03                  $95,943,336.13              3.18%          6/05                $61,967,636.30                6.72%
      11/03                  $93,870,169.04              3.48%          7/05                $60,626,423.90                6.72%
      12/03                  $91,841,340.85              3.42%          8/05                $59,313,906.67                6.81%
      1/04                   $89,855,909.31              3.37%          9/05                $58,029,477.60                6.86%
      2/04                   $87,912,952.97              3.80%         10/05                $56,772,537.08                6.86%
      3/04                   $86,011,568.14              3.85%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                               5

BASIS RISK
RESERVE FUND:       Immediately prior to each Payment Date, the Trustee shall
                    deposit all amounts received from the cap provider pursuant to the Group II Yield Maintenance Agreement into a reserve fund (the "Basis Risk Reserve Fund"). On each Payment Date, the Trustee shall withdraw from the Basis Risk Reserve Fund
                    (to the extent of funds available on deposit therein) amounts to cover the following items in the following order of priority:

                    (1) to the holders of the Class AV -1 Certificates, any unpaid Basis Risk Carryover Shortfall;
                    (2) to the holders of the Class MV-1 Certificates, any unpaid Basis Risk Carryover Shortfall;
                    (3) to the holders of the Class MV-2 Certificates, any unpaid Basis Risk Carryover Shortfall;
                    (4) to the holders of the Class BV-1 Certificates, any unpaid Basis Risk Carryover Shortfall;
                    (5) to the holders of the Class BV-2 Certificates, any unpaid Basis Risk Carryover Shortfall.

                    The "Basis Risk Carryover Shortfall" with respect to any Group II Certificate (other than the Class AV-IO Certificates) and any Payment Date will be the excess of (i) that amount of interest that such class of Certificates would have received on such Payment Date had the related pass-through rate not been calculated based the related Adjusted Net WAC Cap Rate (but not in excess of 15% per annum) over (ii) the amount of interest that such class of Certificates received on such Payment Date.

CLASS AF-IO AND
AV-IO: On each Payment Date, the Class AF-IO and Class AV-IO Certificates will each accrue interest at a rate described above based on a notional balance equal to the lesser of (i) the notional balance for that Payment Date set forth below in the Class AF-IO Notional Balance Schedule and the Class AV-IO Notional Balance Schedule, respectively, and (ii) the pool scheduled principal balance for the related group of loans.

     CLASS AF-IO NOTIONAL BALANCE SCHEDULE           CLASS AV-IO NOTIONAL BALANCE SCHEDULE
    Payment Date          Scheduled Notional         Payment Date       Scheduled Notional
    ------------          ------------------         ------------       ------------------
                                Balance                                       Balance
                                -------                                       -------
     8/02 - 10/02             $90,000,000             8/02 - 10/02           $56,000,000
    11/02 - 1/03              $75,000,000            11/02 - 1/03            $48,000,000
     2/03 - 4/03              $63,000,000             2/03 - 4/03            $40,000,000
     5/03 - 7/03              $53,000,000             5/03 - 7/03            $33,000,000
     8/03 - 10/03             $44,000,000             8/03 - 10/03           $28,000,000
    11/03 - 1/04              $37,000,000            11/03 - 1/04            $24,000,000
     2/04 - 4/04              $31,000,000             2/04 - 4/04            $20,000,000
     5/04 - 7/04              $26,000,000             5/04 - 7/04            $17,000,000
     8/04 - 10/04             $22,000,000             8/04 - 10/04           $14,000,000
    11/04 - 1/05              $18,000,000            11/04 - 1/05            $12,000,000
     2/05 - 4/05              $16,000,000             2/05 - 4/05            $10,000,000
     5/05 - 7/05              $13,000,000             5/05 - 7/05             $8,000,000
     8/05 - 10/05             $11,000,000             8/05 - 10/05            $7,000,000
 Greater than 10/05                    $0          Greater than 10/05                 $0

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                               6

DISTRIBUTIONS:      On each Payment Date distributions on the certificates will be made to the extent of the Amount Available. The "Amount
                    Available" will be the sum of the Group I Amount Available and the Group II Amount Available. The "Group I Amount
                    Available" will generally consist of payments made on or in respect of the Group I Loans, less amounts otherwise payable therefrom to the Servicer as the monthly servicing fee and as reimbursement of advances previously made, to the Backup
                    Servicer as the Back-up Servicing Fee, reimbursements or indemnification and to the Trustee as the monthly trustee fee. The "Group II Amount Available" will generally consist of payments made on or in respect of the Group II Loans, less amounts otherwise payable therefrom to the Servicer as the monthly servicing fee and as reimbursement of advances previously made, to the Backup Servicer as the Back-up
                    Servicing Fee, reimbursements or indemnification and to the Trustee as the monthly trustee fee.

GROUP I
INTEREST ON THE
CERTIFICATES:       On each Payment Date the Group I Amount Available will be
                    distributed to pay interest as follows:

                    o First to each class of the Class AF Certificates (AF-1, AF-2, AF-3, AF-4, AF-IO) concurrently,
                    o    then to the Class MF-1 Certificates,
                    o    then to the Class MF-2 Certificates,
                    o    then to the Class BF-1 Certificates, and
                    o    then to the Class BF-2 Certificates.

                    Interest on the Class AF-2, Class AF-3, Class AF-4, and Class AF-IO Certificates will accrue on the outstanding certificate principal balance thereof (or in the case of the Class AF-IO Certificates, the notional balance) at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. Interest on the Class MF-1, Class MF-2, Class BF-1, and Class BF-2 Certificates will accrue on the outstanding adjusted principal balance thereof at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. The pass-through rate for the Class AF (other than the Class AF-1 and Class AF-IO), Class MF-1, Class MF-2, Class BF-1 and Class BF-2 Certificates will be a fixed rate per annum subject to the Adjusted Group I Net WAC Cap Rate. The pass-through rate for the Class AF-IO will be a fixed rate per annum subject to the Group I Net WAC Cap Rate.

                    Interest on the Class AF-1 Certificates will accrue on the outstanding principal balance thereof at the Class AF-1 pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, computed on an actual/360-day basis. The pass-through rate for the Class AF-1 Certificates will be a per annum rate equal to the least of (x) One-Month LIBOR plus the related margin (the "Formula Rate"), (y) 15.00% per annum and (z) the Adjusted Group I Net WAC Cap Rate converted to an actual/360-day basis.

                    The adjusted principal balance of any of the Class MF-1, MF-2, BF-1, or BF-2 Certificates is the outstanding principal balance less any liquidation loss principal amounts allocated to that Class.

GROUP I
INTEREST SHORTFALLS
AND CARRYOVERS:     If the Group I Amount Available on any Payment Date is
                    insufficient to make the full distributions of interest to a class of Group I certificates (the Class AF Certificates being treated as a single class for this purpose), the Group
                    I Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment
                    Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible (such amount for each class, an "Interest Carry Forward Amount").

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                               7

GROUP II
INTEREST ON THE
CERTIFICATES:       On each Payment Date the Group II Amount Available will be distributed to pay interest as follows:

                    o First to each class of the Class AV Certificates (AV-1, AV-IO) concurrently,
                    o    then to the Class MV-1 Certificates,
                    o    then to the Class MV-2 Certificates,
                    o    then to the Class BV-1 Certificates, and
                    o    then to the Class BV-2 Certificates.

                    Interest on the Class AV-IO Certificates will accrue on the applicable notional balance at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. Interest on the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificates will accrue on the outstanding Class AV-1 certificate principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance, the Class BV-1 adjusted principal balance and the Class BV-2 adjusted principal balance, respectively, at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, computed on an actual/360-day basis. Interest on the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificates will be calculated at a per annum rate equal to the least of
                    (x) One-Month LIBOR plus the related margin (the "Formula Rate"), (y) 15.00% per annum and (z) the Adjusted Group II Net WAC Cap Rate converted to an actual/360-day basis.

                    The adjusted principal balance of any of the Class MV-1, MV-2, BV-1, or BV-2 Certificates is the outstanding principal balance less any liquidation loss principal amounts allocated to that class.

GROUP II
INTEREST SHORTFALLS
AND CARRYOVERS:     If the Group II Amount Available on any Payment Date is
                    insufficient to make the full distributions of interest to a class of Group II certificates (the Class AV Certificates being treated as a single class for this purpose), the Group
                    II Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment
                    Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible (such amount for each class, an "Interest Carry Forward Amount").

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                               8

GROUP I
PRINCIPAL
DISTRIBUTIONS:      On each Payment Date after all interest is paid to the Class
                    AF, Class MF-1, Class MF-2, Class BF-1, and Class BF-2
                    Certificateholders, the remaining Group I Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                    i) first, to the Class AF Certificates (other than the Class AF-IO Certificates) then entitled to principal, the Class AF Formula Principal Distribution Amount;
                    ii) then, to the Class MF-1 Certificates, the Class MF-1 Formula Principal Distribution Amount;
                    iii) then, to the Class MF-2 Certificates, the Class MF-2
                         Formula Principal Distribution Amount;
                    iv) then, to the Class BF-1 Certificates, the Class BF-1 Formula Principal Distribution Amount; and
                    v) then, to the Class BF-2 Certificates, the Class BF-2 Formula Principal Distribution Amount.

                    On each Payment Date, the Class AF Formula Principal Distribution Amount will be distributed sequentially to the Class AF-1 through Class AF-4 Certificates.

                    If the Group I Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Group I Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

GROUP I
FORMULA PRINCIPAL
DISTRIBUTION
AMOUNT: On each Payment Date will be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group I loan during the related Due Period, (ii) the scheduled principal balance of each Group I loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during the related Due Period in respect of each Group I loan, (iv) the scheduled principal balance of each Group I loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available. The "Due Period" with respect to any Payment Date will be the previous calendar month.

CLASS AF FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: The Class AF Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution Amount, or (ii) if the Payment Date is on or after the Stepdown Date and a Trigger Event is not in effect, the excess of (x) the Class AF Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 52.00% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                               9

CLASS MF-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution Amount remaining after payment of the Class AF Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the sum of
                    (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (B) the Class MF-1 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 66.50% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS MF-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution Amount remaining after payment of the Class AF Formula Principal Distribution Amount and the Class MF-1 Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the sum of
                    (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date),
                    (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment
                    Date) and (C) the Class MF-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 79.00% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS BF-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution Amount remaining after payment of the Class AF Formula Principal Distribution Amount, the Class MF-1 Formula Principal Distribution Amount and the Class MF-2 Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date),
                    (C) the Class MF-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment
                    Date) and (D) the Class BF-1 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 88.50% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS BF-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution Amount remaining after payment of the Class AF Formula Principal Distribution Amount, the Class MF-1 Formula Principal Distribution Amount, the Class MF-2 Formula Principal Distribution Amount and the Class BF-1 Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AF Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date),
                    (C)


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account
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                                                                              10
                    the Class MF-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date),
                    (D) the Class BF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment
                    Date) and (E) the Class BF-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 94.00% of the Group I Pool Scheduled Principal
                    Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

GROUP I
EXCESS CASHFLOW:    The "Group I Excess Cashflow" on any Payment Date is the
                    excess of (i) the Group I Amount Available for such Payment
                    Date over (ii) the amount of interest and principal required to be paid to the Group I Certificates on such Payment Date.
                    On each Payment Date, the Group I Excess Cashflow will be applied as follows:

                    (1) The Group I Extra Principal Distribution Amount to the Group I Certificates (other than the Class AF-IO Certificates), sequentially, in the order of priority described under "Principal Distributions";
                    (2) To the Class AF Certificates, concurrently, any Interest Carry Forward Amount for each such Class;
                    (3) To the Class MF-1 Certificates, any Interest Carry Forward Amount for such Class;
                    (4) To the Class MF-1 Certificates, any unpaid Realized Loss Amount for such Class;
                    (5) To the Class MF-2 Certificates, any Interest Carry Forward Amount for such Class;
                    (6) To the Class MF-2 Certificates, any unpaid Realized Loss Amount for such Class;
                    (7) To the Class BF-1 Certificates, any Interest Carry Forward Amount for such Class;
                    (8) To the Class BF-1 Certificates, any unpaid Realized Loss Amount for such Class;
                    (9) To the Class BF-2 Certificates, any Interest Carry Forward Amount for such Class;
                    (10) To the Class BF-2 Certificates, any unpaid Realized
                         Loss Amount for such Class; and
                    (11) To the Group II Certificates, to cover any interest due
                         (including Interest Carry Forward Amounts) or unpaid Realized Loss Amounts on the Group II Certificates on such Payment Date, to the extent the Group II Amount Available or Group II Excess Cashflow is insufficient therefor, in the order of priority in which such payments are due."

                    If the Group I Excess Cashflow is insufficient to make the full distribution described above to a class of Certificates, the Group I Excess Cashflow remaining after payments with a higher payment priority are made, will be distributed pro-rata among such class.

GROUP I
EXTRA PRINCIPAL
DISTRIBUTION
AMOUNT: The "Group I Extra Principal Distribution Amount," with respect to each Payment Date, is the lesser of:

                    (1)  The excess, if any, of:
                         (a) The Group I Required Overcollateralization Amount for such Payment Date over
                         (b) The Group I Overcollateralization Amount (after giving effect to distributions of principal other than any Group I Extra Principal Distribution Amount) for such Payment Date and
                    (2)  The Group I Excess Cashflow for such Payment Date.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              11

GROUP II
PRINCIPAL
DISTRIBUTIONS:      On each Payment Date after all interest is paid to the Class
                    AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2
                    Certificateholders, the remaining Group II Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                    i) first, to the Class AV-1 Certificates, the Class AV Formula Principal Distribution Amount;
                    ii) then, to the Class MV-1 Certificates, the Class MV-1 Formula Principal Distribution Amount;
                    iii) then, to the Class MV-2 Certificates, the Class MV-2
                         Formula Principal Distribution Amount;
                    iv) then, to the Class BV-1 Certificates, the Class BV-1 Formula Principal Distribution Amount; and
                    v) then, to the Class BV-2 Certificates, the Class BV-2 Formula Principal Distribution Amount.

                    If the Group II Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Group II Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

GROUP II
FORMULA PRINCIPAL
DISTRIBUTION
AMOUNT: On each Payment Date will be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group II loan during the related Due Period, (ii) the scheduled principal balance of each Group II loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group II loan, (iv) the scheduled principal balance of each Group II loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

CLASS AV FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: The Class AV Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount, or (ii) if the Payment Date is on or after the Stepdown Date and a Trigger Event is not in effect, the excess of (x) the Class AV-1 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 54.00% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

CLASS MV-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of
                    (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment
                    Date) and (B) the Class MV-1 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 68.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              12

CLASS MV-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula Principal Distribution Amount and the Class MV-1 Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of
                    (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment
                    Date), (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (C) the Class MV-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 80.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

CLASS BV-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula Principal Distribution Amount, the Class MV-1 Formula Principal Distribution Amount and the Class MV-2 Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date),
                    (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment
                    Date), (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (D) the Class BV-1 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 89.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

CLASS BV-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to (i) any Payment Date prior to the Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula Principal Distribution Amount, the Class MV-1 Formula Principal Distribution Amount, the Class MV-2 Formula Principal Distribution Amount and the Class BV-1 Formula Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date),
                    (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment
                    Date), (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (D) the Class BV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (E) the Class BV-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 95.50% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              13

GROUP II
EXCESS CASHFLOW:    On each Payment Date, the "Group II Excess Cashflow" is the excess of (i) the Group II Amount Available for such Payment
                    Date over (ii) the amount of interest and principal required to be paid to the Group II Certificates on such Payment
                    Date. On each Payment Date, the Group II Excess Cashflow will be applied as follows:

                    (1) The Group II Extra Principal Distribution Amount to the Group II Certificates (other than the Class AV-IO Certificates), sequentially, in the order of priority described under "Principal Distributions";
                    (2) To the Class AV-1 Certificates, any Interest Carry Forward Amount for such Class;
                    (3) To the Class MV-1 Certificates, any Interest Carry Forward Amount for such Class;
                    (4) To the Class MV-1 Certificates, any unpaid Realized Loss Amount for such Class;
                    (5) To the Class MV-2 Certificates, any Interest Carry Forward Amount for such Class;
                    (6) To the Class MV-2 Certificates, any unpaid Realized Loss Amount for such Class;
                    (7) To the Class BV-1 Certificates, any Interest Carry Forward Amount for such Class;
                    (8) To the Class BV-1 Certificates, any unpaid Realized Loss Amount for such Class;
                    (9) To the Class BV-2 Certificates, any Interest Carry Forward Amount for such Class;
                    (10) To the Class BV-2 Certificates, any unpaid Realized
                         Loss Amount for such Class; and
                    (11) To the Group I Certificates, to cover any interest due
                         (including Interest Carry Forward Amounts) or unpaid Realized Loss Amounts on the Group I Certificates on such Payment Date, to the extent the Group I Amount Available or Group I Excess Cashflow is insufficient therefor, in the order of priority in which such payments are due.

                    If the Group II Excess Cashflow is insufficient to make the full distribution described above to a Class of Certificates, the Group II Excess Cashflow remaining after payments with a higher payment priority are made, will be distributed pro-rata among such class.

GROUP II
EXTRA PRINCIPAL
DISTRIBUTION
AMOUNT: The "Group II Extra Principal Distribution Amount," with respect to each Payment Date, is the lesser of:

                    (1)  The excess, if any, of:

                         a. The Group II Required Overcollateralization Amount for such Payment Date over

                         b. The Group II Overcollateralization Amount (after giving effect to distributions of principal other than any Group II Extra Principal Distribution Amount) for such Payment Date and

                    (2)  The Group II Excess Cashflow for such Payment Date.

OC FLOOR:           "OC Floor" for each Group equals 0.50% of the principal
                    balance of the related loans as of the Cut-off Date.

GROUP I
REQUIRED
OVERCOLLATERALIZATION
AMOUNT: "Group I Required Overcollateralization Amount" means for any Payment Date (i) prior to the Group I Stepdown Date, an amount equal to 3.00% of the principal balance of the Group I loans as of the Cut-off Date plus amounts on deposit in the Group I Pre-Funding Account and (ii) on and after the Group I Stepdown Date an amount equal to 6.00% of the Principal Balance of the Group I loans as of the last day of the related due period, but not less than the Group I OC Floor.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or
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If you have not received this statement, call your Lehman Brothers account
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                                                                              14

GROUP II
REQUIRED
OVERCOLLATERALIZATION
AMOUNT: "Group II Required Overcollateralization Amount" means for any Payment Date (i) prior to the Group II Stepdown Date, an amount equal to 2.25% of the principal balance of the Group II loans as of the Cut-off Date plus amounts on deposit in the Group II Pre-Funding Account, and (ii) on and after the Group II Stepdown Date, an amount equal to 4.50% of the principal balance of the Group II loans as of the last day of the related due period, but not less than the Group II OC Floor.

OVERCOLLATERALIZATION
AMOUNT: "Overcollateralization Amount," with respect to any Payment Date and a group of Certificates, is the excess, if any, of
                    (a) the aggregate pool scheduled principal balance for the respective group as of the last day of the related Due Period plus any amounts on deposit in the related pre-funding account over (b) the aggregate principal balance of such group of Certificates as of such Payment Date (after taking into account the payment of principal on such Certificates on such Payment Date).

GROUP I
STEPDOWN DATE:      The earlier to occur of (i) the later to occur of (A) the
                    Payment Date in August 2005 and (B) the first Payment Date on which the aggregate certificate principal balances of the Class AF Certificates (other than the Class AF-IO
                    Certificates) immediately prior to such Payment Date is less than or equal to 52.00% of the Group I Pool Scheduled
                    Principal Balances and (ii) the Payment Date on which the Certificate Principal Balances of the Class AF Certificates
                    (other than the Class AF-IO Certificates) have been reduced to zero.

GROUP II
STEPDOWN DATE:      The earlier to occur of (i) the later to occur of (A) the
                    Payment Date in August 2005 and (B) the first Payment Date on which the Class AV-1 Certificate Principal Balance immediately prior to such Payment Date is less than or equal to 54.00% of the Group II Pool Scheduled Principal Balances and (ii) the Payment Date on which the Certificate Principal
                    Balances of the Class AV-1 Certificates have been reduced to zero.

GROUP I
TRIGGER EVENT:      A "Group I Trigger Event" is in effect for the Group I
                    Certificates if on that Payment Date:

                    (1) The three-month rolling average percentage of the Group I loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Group I Senior Enhancement Percentage and (b) 32.00%; or
                    (2) The Group I Cumulative Realized Losses Test is not satisfied.

GROUP II
TRIGGER EVENT:      A "Group II Trigger Event" is in effect for the Group II
                    Certificates if on that Payment Date:

                    (1) The three-month rolling average percentage of the Group II loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Group II Senior Enhancement Percentage for the Certificates and (b) 35.00%; or
                    (2) The Group II Cumulative Realized Losses Test is not satisfied.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              15

GROUP I
CUMULATIVE REALIZED
LOSSES TEST:        The "Group I Cumulative Realized Losses Test" is satisfied for any Payment Date if the cumulative realized loss ratio for the Group I loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                   Month                           Percentage
                                   -----                           ----------
                                   37-48                             4.00%
                                   49-60                             5.25%
                                   61-72                             6.00%
                                   73 and thereafter                 6.25%

GROUP II
CUMULATIVE REALIZED
LOSSES TEST:        The "Group II Cumulative Realized Losses Test" is satisfied for any Payment Date if the cumulative realized loss ratio for the Group II loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                   Month                           Percentage
                                   -----                           ----------
                                   37-48                             3.25%
                                   49-60                             4.25%
                                   61-72                             5.00%
                                   73 and thereafter                 5.25%

GROUP I
SENIOR ENHANCEMENT
PERCENTAGE:         The "Group I Senior Enhancement Percentage" for any Payment
                    Date will equal the percentage obtained by dividing (i) the excess of (A) the Group I Pool Scheduled Principal Balance over (B) the Class AF Certificate Principal Balance, by (ii) the Group I Pool Scheduled Principal Balance.

GROUP II
SENIOR ENHANCEMENT
PERCENTAGE:         The "Group II Senior Enhancement Percentage" for any Payment
                    Date will equal the percentage obtained by dividing (i) the excess of (A) the Group II Pool Scheduled Principal Balance over (B) the Class AV-1 Certificate Principal Balance, by
                    (ii) the Group II Pool Scheduled Principal Balance.

GROUP I
CREDIT SUPPORT
PERCENTAGE:

                   Initial Credit Support           After Stepdown Date
                    Rating     Percent              Rating    Percent
                    ------     -------              ------    -------
                   AAA/Aaa      21.00%              AAA/Aaa    48.00%
                    AA/Aa2      13.75%               AA/Aa2    33.50%
                     A/A2        7.50%                A/A2     21.00%
                   BBB/Baa2      2.75%              BBB/Baa2   11.50%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or
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                                                                              16

GROUP II
CREDIT SUPPORT
PERCENTAGE:

                   Initial Credit Support       After Stepdown Date
                    Rating      Percent          Rating     Percent
                    ------      -------          ------     -------
                   AAA/Aaa       20.75%         AAA/Aaa      46.00%
                    AA/Aa2       13.50%          AA/Aa2      31.50%
                     A/A2         7.50%           A/A2       19.50%
                   BBB/Baa2       3.00%         BBB/Baa2     10.50%

ALLOCATED REALIZED
LOSS AMOUNT:        The "Allocated Realized Loss Amount," with respect to a
                    Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class MV-1,
                    Class MV-2, Class BV-1 or Class BV-2 Certificates (together, the "Subordinated Certificates") and as to any Payment Date, means the Realized Loss Amount for the related Group of loans that has been applied in reduction of the certificate principal balances of such class of Certificates. (The Class
                    AF and Class AV Certificates will not be subject to any writedown.)

REALIZED LOSS
AMOUNT: "Realized Loss Amount" with respect to any Group and any Payment Date is the excess of (i) the aggregate certificate principal balances of the related Certificates, after giving effect to distributions of principal on such Payment Date, but prior to any reduction in such certificate principal balances as a result of any Realized Loss Amount for such Payment Date, over (ii) the pool scheduled principal balance for that Group as of the last day in the preceding Due Period.

UNPAID REALIZED
LOSS AMOUNT:        "Unpaid Realized Loss Amount," with respect to any Class of
                    Subordinated Certificates and as to any Payment Date, is the excess of (1) Allocated Realized Loss Amounts with respect to such class over (2) the sum of all distributions in reduction of the Allocated Realized Loss Amounts with respect to such class on all previous Payment Dates.

OPTIONAL
REPURCHASE:         Beginning on the Payment Date when the aggregate principal balance of the Certificates is less than 10% of the Cut-off
                    Date Principal Balance of the Certificates, the holder of the Class R Certificates will have the right to repurchase all of the outstanding loans at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon.

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              17

                          INITIAL LOAN CHARACTERISTICS
                           Group I - Fixed Rate Loans

The information presented below relates to the Initial Fixed Rate Loans, which will represent approximately 61.54% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

    -----------------------------------------------------------------------------------------------------------------------------
                                                                               Total               Minimum               Maximum
                                                                               -----               -------               -------
    Cut-off Date Aggregate Principal Balance                         $179,325,102.36
    Number of Loans                                                            2,275
    Average Original Loan Balance                                         $78,896.50            $10,000.00           $562,500.00
    Average Current Loan Balance                                          $78,824.22             $9,631.24           $562,500.00
    Weighted Average Combined LTV                                             87.00%                 9.91%               100.00%
    Weighted Average Gross Coupon                                             12.14%                3.980%               20.050%
    Weighted Average Remaining Term to Maturity (months)                         316                    54                   360
    Weighted Average Original Term (months)                                      317                    60                   360
    Weighted Average FICO Credit Score                                           608
    Weighted Average Debt to Income Ratio                                    43.469%
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                                      % by Outstanding
                                                                            Range                    Principal Balance
                                                                            -----                    -----------------
             Fully Amortizing Loans                                                                         99.91%
             Balloon Loans                                                                                   0.09%

             Lien Position                                       First                                      79.64%
                                                                 Second                                     20.24%
                                                                 Third                                       0.12%

             Property Type*                                      Manufactured Homes                          4.86%
                                                                 Single Family                              92.42%
                                                                 Other                                       2.71%

             Occupancy Status                                    Primary                                    96.62%
                                                                 Investment                                  3.38%

             Geographic Distribution                             California                                 12.12%
                                                                 Florida                                     8.65%
                                                                 Texas                                       8.60%
                                                                 Michigan                                    5.79%

             Largest Zip Code Concentration                      85296                                       0.48%

             Credit Grade                                        A-1                                        48.12%
                                                                 A-2                                        19.61%
                                                                 A+                                          7.86%
                                                                 B                                          18.06%
                                                                 C                                           6.35%


             Delinquency                                          0 - 29 Days                               99.75%
                                                                 30 - 59 Days                                0.25%
    -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              18

==========================================================================================================
GEOGRAPHIC DISTRIBUTION

                                                       Aggregate Principal               % by Outstanding
           State               Number of Loans         Balance Outstanding               Principal Balance
----------------------------------------------------------------------------------------------------------
     California                       222                 $21,729,206.49                       12.12%
     Florida                          179                  15,520,556.55                        8.65
     Texas                            242                  15,422,079.93                        8.60
     Michigan                         123                  10,380,732.74                        5.79
     New York                          90                   9,584,172.33                        5.34
     Arizona                           98                   7,854,560.61                        4.38
     Ohio                              86                   6,851,324.19                        3.82
     Minnesota                        101                   6,698,513.01                        3.74
     New Jersey                        57                   5,748,243.78                        3.21
     Connecticut                       62                   5,041,424.48                        2.81
     South Carolina                    54                   4,914,021.00                        2.74
     Illinois                          60                   4,527,658.78                        2.52
     Georgia                           61                   4,394,790.03                        2.45
     Virginia                          52                   4,337,540.56                        2.42
     Pennsylvania                      66                   4,181,657.04                        2.33
     North Carolina                    42                   4,036,475.09                        2.25
     Missouri                          55                   3,623,768.92                        2.02
     Wisconsin                         55                   3,523,311.08                        1.96
     Indiana                           48                   3,401,126.96                        1.90
     Alabama                           48                   3,295,762.33                        1.84
     Iowa                              51                   3,278,721.91                        1.83
     Washington                        33                   3,130,850.61                        1.75
     Tennessee                         39                   3,057,736.82                        1.71
     Massachusetts                     19                   2,468,162.82                        1.38
     Colorado                          25                   2,462,558.99                        1.37
     Nevada                            31                   2,198,407.25                        1.23
     Oklahoma                          38                   1,887,584.89                        1.05
     Kentucky                          23                   1,540,746.32                        0.86
     Arkansas                          28                   1,506,832.84                        0.84
     Nebraska                          24                   1,484,144.22                        0.83
     Mississippi                       20                   1,332,996.05                        0.74
     Louisiana                         22                   1,317,707.22                        0.73
     Kansas                            23                   1,293,748.87                        0.72
     Maryland                          18                   1,250,346.98                        0.70
     Rhode Island                      16                   1,174,074.60                        0.65
     Utah                              10                     930,205.46                        0.52
     New Mexico                        10                     787,259.58                        0.44
     Maine                              5                     666,312.53                        0.37
     New Hampshire                      4                     470,082.27                        0.26
     Delaware                           6                     459,406.68                        0.26
     West Virginia                      6                     445,833.19                        0.25
     Wyoming                            4                     297,692.21                        0.17
     Oregon                             4                     233,210.84                        0.13
     Vermont                            4                     155,600.00                        0.09
     North Dakota                       4                     149,122.12                        0.08
     South Dakota                       4                     141,238.03                        0.08
     Montana                            1                      72,793.16                        0.04
     Idaho                              2                      64,800.00                        0.04
----------------------------------------------------------------------------------------------------------
          Total                     2,275                $179,325,102.36                      100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              19

==========================================================================================================
YEAR OF ORIGINATION

                                                       Aggregate Principal               % by Outstanding
    Year of Origination        Number of Loans         Balance Outstanding               Principal Balance
----------------------------------------------------------------------------------------------------------
            1997                        2                     $61,622.22                        0.03%
            2000                        2                     151,973.52                        0.08
            2001                       54                   5,510,638.54                        3.07
            2002                    2,217                 173,600,868.08                       96.81
----------------------------------------------------------------------------------------------------------
          Total                     2,275                $179,325,102.36                      100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              20

=============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
    Original Loan Amount         Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
   10,000.00 -  19,999.99              157                    $2,436,550.62                       1.36%
   20,000.00 -  29,999.99              247                     6,144,364.78                       3.43
   30,000.00 -  39,999.99              265                     9,174,397.23                       5.12
   40,000.00 -  49,999.99              226                    10,110,482.16                       5.64
   50,000.00 -  59,999.99              212                    11,549,592.09                       6.44
   60,000.00 -  69,999.99              189                    12,124,380.13                       6.76
   70,000.00 -  79,999.99              145                    10,874,367.99                       6.06
   80,000.00 -  89,999.99              122                    10,253,841.63                       5.72
   90,000.00 -  99,999.99              116                    10,859,001.09                       6.06
  100,000.00 - 109,999.99               88                     9,231,388.14                       5.15
  110,000.00 - 119,999.99               74                     8,485,017.29                       4.73
  120,000.00 - 129,999.99               62                     7,690,061.60                       4.29
  130,000.00 - 139,999.99               64                     8,581,362.65                       4.79
  140,000.00 - 149,999.99               53                     7,646,850.51                       4.26
  150,000.00 - 159,999.99               39                     6,006,793.96                       3.35
  160,000.00 - 169,999.99               40                     6,558,316.13                       3.66
  170,000.00 - 179,999.99               23                     3,967,330.70                       2.21
  180,000.00 - 189,999.99               21                     3,858,391.21                       2.15
  190,000.00 - 199,999.99               16                     3,111,668.58                       1.74
  200,000.00 - 209,999.99               17                     3,456,539.45                       1.93
  210,000.00 - 219,999.99               17                     3,631,834.46                       2.03
  220,000.00 - 229,999.99               15                     3,363,628.50                       1.88
  230,000.00 - 239,999.99                8                     1,878,802.60                       1.05
  240,000.00 - 249,999.99                3                       734,767.07                       0.41
  250,000.00 - 259,999.99                9                     2,280,502.63                       1.27
  260,000.00 - 269,999.99                6                     1,588,790.45                       0.89
  270,000.00 - 279,999.99                7                     1,909,983.62                       1.07
  280,000.00 - 289,999.99                1                       281,050.21                       0.16
  290,000.00 - 299,999.99                7                     2,050,532.40                       1.14
  310,000.00 - 319,999.99                6                     1,888,246.49                       1.05
  320,000.00 - 329,999.99                3                       964,133.78                       0.54
  330,000.00 - 339,999.99                1                       338,500.00                       0.19
  340,000.00 - 349,999.99                2                       694,435.31                       0.39
  350,000.00 - 359,999.99                4                     1,413,612.94                       0.79
  360,000.00 - 369,999.99                2                       725,686.05                       0.40
  370,000.00 - 379,999.99                1                       373,000.00                       0.21
  380,000.00 - 389,999.99                1                       382,500.00                       0.21
  390,000.00 - 399,999.99                1                       390,000.00                       0.22
  400,000.00 - 409,999.99                2                       813,163.44                       0.45
  420,000.00 - 429,999.99                1                       427,500.00                       0.24
Greater than or equal to 500,000.00      2                     1,073,734.47                       0.60
-------------------------------------------------------------------------------------------------------------
          Total                       2,275                 $179,325,102.36                     100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              21

=============================================================================================================
INTEREST RATE DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
        3.01 -  4.00                     2                      $172,425.59                       0.10%
        4.01 -  5.00                     4                       325,591.64                       0.18
        5.01 -  6.00                     4                       323,296.78                       0.18
        6.01 -  7.00                     8                       943,134.48                       0.53
        7.01 -  8.00                    26                     3,471,332.39                       1.94
        8.01 -  9.00                    60                     5,835,603.02                       3.25
        9.01 - 10.00                    61                     5,833,918.18                       3.25
       10.01 - 11.00                   234                    24,306,767.33                      13.55
       11.01 - 12.00                   435                    39,875,198.56                      22.24
       12.01 - 13.00                   535                    46,088,060.95                      25.70
       13.01 - 14.00                   417                    28,286,867.66                      15.77
       14.01 - 15.00                   312                    17,144,223.30                       9.56
       15.01 - 16.00                   123                     4,933,182.71                       2.75
       16.01 - 17.00                    39                     1,458,680.22                       0.81
       17.01 - 18.00                    11                       266,703.19                       0.15
       18.01 - 19.00                     2                        30,172.42                       0.02
       19.01 - 20.00                     1                        19,982.44                       0.01
-------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%

=============================================================================================================
REMAINING MONTHS TO MATURITY

     Range of Remaining                                   Aggregate Principal                % by Outstanding
     Months to Maturity          Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
 31 - 60                                17                      $434,456.08                       0.24%
 61 - 90                                10                       354,133.97                       0.20
 91 - 120                              112                     4,168,108.82                       2.32
121 - 150                               14                       712,511.55                       0.40
151 - 180                              249                    12,898,717.90                       7.19
181 - 210                                9                       446,446.59                       0.25
211 - 240                              572                    26,001,594.16                      14.50
241 - 270                                1                        98,995.60                       0.06
271 - 300                              193                    14,218,371.66                       7.93
301 - 330                                1                        32,789.64                       0.02
331 - 360                            1,097                   119,958,976.39                      66.89
-------------------------------------------------------------------------------------------------------------
          Total                       2,275                 $179,325,102.36                     100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              22

=============================================================================================================
LIEN POSITION

                                                          Aggregate Principal                % by Outstanding
            Lien                 Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
           First                     1,450                  $142,815,773.23                       79.64%
          Second                       820                    36,291,597.23                      20.24
           Third                         5                       217,731.90                       0.12
-------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%

=============================================================================================================
COMBINED LOAN-TO-VALUE RATIO

     Range of Combined                                    Aggregate Principal                % by Outstanding
    Loan-to-Value Ratios         Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
        5.01 -  10.00                    2                       $64,636.46                       0.04%
       10.01 -  15.00                    4                        97,905.72                       0.05
       15.01 -  20.00                    3                       106,788.29                       0.06
       20.01 -  25.00                    7                       200,168.88                       0.11
       25.01 -  30.00                   10                       617,351.94                       0.34
       30.01 -  35.00                   10                       322,798.50                       0.18
       35.01 -  40.00                   12                       446,925.60                       0.25
       40.01 -  45.00                   15                       631,693.26                       0.35
       45.01 -  50.00                   20                       849,181.18                       0.47
       50.01 -  55.00                   19                       867,808.77                       0.48
       55.01 -  60.00                   38                     2,152,034.56                       1.20
       60.01 -  65.00                   41                     2,578,972.15                       1.44
       65.01 -  70.00                   85                     6,382,903.27                       3.56
       70.01 -  75.00                  143                    11,017,412.96                       6.14
       75.01 -  80.00                  298                    25,344,104.55                      14.13
       80.01 -  85.00                  236                    19,632,626.09                      10.95
       85.01 -  90.00                  378                    34,188,430.70                      19.07
       90.01 -  95.00                  408                    32,744,541.68                      18.26
       95.01 - 100.00                  546                    41,078,817.80                      22.91
-------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              23

                        Group II - Adjustable Rate Loans

The information presented below relates to the Initial Adjustable Rate Loans, which will represent approximately 38.46% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                Total              Minimum               Maximum
                                                                                -----              -------               -------
    Cut-off Date Aggregate Principal Balance                           $89,806,554.59
    Number of Loans                                                               825
    Average Original Loan Balance                                         $109,223.86           $20,000.00           $500,000.00
    Average Current Loan Balance                                          $108,856.43            $4,995.36           $500,000.00
    Weighted Average Combined LTV                                              85.02%               15.77%               100.00%
    Weighted Average Gross Coupon                                              9.504%               7.150%               13.750%
    Weighted Average Remaining Term to Maturity (months)                          356                  168                   360
    Weighted Average Original Term (months)                                       360                  180                   360
    Weighted Average FICO Credit Score                                            649
    Weighted Average Debt to Income Ratio                                     42.293%
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                                      % by Outstanding
                                                                            Range                    Principal Balance
                                                                            -----                    -----------------
             Fully Amortizing Loans                                                                        100.00%
             Balloon Loans                                                                                   0.00%

             Lien Position                                       First                                     100.00%

             Property Type                                       Manufactured Homes                          3.53%
                                                                 Single Family                              93.10%
                                                                 Other                                       3.37%

             Occupancy Status                                    Primary                                    97.40%
                                                                 Investment                                  2.60%

             Geographic Distribution                             Texas                                      18.66%
                                                                 California                                  9.12%
                                                                 Florida                                     7.41%
                                                                 Georgia                                     7.17%

             Largest Zip Code Concentration                      60632                                       0.70%

             Credit Grade                                        A-1                                        60.27%
                                                                 A-2                                        14.16%
                                                                 A+                                         18.19%
                                                                 B                                           5.44%
                                                                 C                                           1.88%
                                                                 Unknown                                     0.05%

             Delinquency                                          0 - 29 Days                               99.81%
                                                                 30 - 59 Days                                0.19%
    -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              24

==========================================================================================================
GEOGRAPHIC DISTRIBUTION

                                                       Aggregate Principal               % by Outstanding
           State               Number of Loans         Balance Outstanding               Principal Balance
----------------------------------------------------------------------------------------------------------
    Texas                            187                 $16,756,127.28                        18.66%
    California                        36                   8,192,905.93                         9.12
    Florida                           56                   6,651,591.31                         7.41
    Georgia                           53                   6,443,561.93                         7.17
    Illinois                          37                   5,766,545.63                         6.42
    Minnesota                         28                   3,697,052.84                         4.12
    Arizona                           33                   3,589,350.26                         4.00
    Virginia                          22                   2,941,257.27                         3.28
    Connecticut                       18                   2,644,562.31                         2.94
    Tennessee                         31                   2,576,346.08                         2.87
    Pennsylvania                      25                   2,392,726.08                         2.66
    Alabama                           19                   2,161,975.85                         2.41
    Michigan                          28                   2,146,061.31                         2.39
    Ohio                              27                   2,058,582.75                         2.29
    Iowa                              23                   1,987,966.08                         2.21
    New Jersey                        16                   1,912,420.87                         2.13
    Missouri                          23                   1,882,272.80                         2.10
    Colorado                          13                   1,501,404.15                         1.67
    Maryland                          10                   1,482,491.30                         1.65
    Wisconsin                         13                   1,250,647.82                         1.39
    Washington                         8                   1,244,590.85                         1.39
    Massachusetts                      9                   1,158,032.75                         1.29
    Rhodes Island                      7                   1,063,494.34                         1.18
    Nevada                             8                   1,032,234.22                         1.15
    South Carolina                     9                     996,296.36                         1.11
    Indiana                           12                     954,923.74                         1.06
    Kentucky                          11                     849,106.88                         0.95
    North Carolina                     7                     804,747.95                         0.90
    Oklahoma                          12                     722,840.12                         0.80
    New York                          11                     447,925.88                         0.50
    Louisiana                          5                     344,152.60                         0.38
    Maine                              5                     321,525.64                         0.36
    Kansas                             5                     280,222.98                         0.31
    Nebraska                           5                     279,003.50                         0.31
    Idaho                              2                     219,461.47                         0.24
    South Dakota                       2                     190,440.10                         0.21
    New Mexico                         1                     179,860.43                         0.20
    North Dakota                       2                     179,776.41                         0.20
    Oregon                             2                     165,310.11                         0.18
    New Hampshire                      1                     133,507.16                         0.15
    Vermont                            1                     105,000.00                         0.12
    Montana                            1                      51,301.10                         0.06
    Arkansas                           1                      46,950.15                         0.05
----------------------------------------------------------------------------------------------------------
          Total                      825                 $89,806,554.59                       100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              25

==========================================================================================================
YEAR OF ORIGINATION

                                                       Aggregate Principal               % by Outstanding
    Year of Origination        Number of Loans         Balance Outstanding               Principal Balance
----------------------------------------------------------------------------------------------------------
            2000                       4                    $305,387.25                         0.34%
            2001                     327                  30,209,938.78                        33.64
            2002                     494                  59,291,228.56                        66.02
----------------------------------------------------------------------------------------------------------
          Total                      825                 $89,806,554.59                       100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              26

=============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
     Original Loan Amount         Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
   20,000.00 -  29,999.99                28                    $739,342.96                           0.82%
   30,000.00 -  39,999.99                62                   2,189,595.75                           2.44
   40,000.00 -  49,999.99                90                   4,003,824.55                           4.46
   50,000.00 -  59,999.99                49                   2,661,133.73                           2.96
   60,000.00 -  69,999.99                57                   3,672,444.70                           4.09
   70,000.00 -  79,999.99                70                   5,241,427.83                           5.84
   80,000.00 -  89,999.99                55                   4,581,308.85                           5.10
   90,000.00 -  99,999.99                48                   4,557,127.60                           5.07
  100,000.00 - 109,999.99                56                   5,814,438.05                           6.47
  110,000.00 - 119,999.99                31                   3,533,944.91                           3.94
  120,000.00 - 129,999.99                40                   4,948,673.77                           5.51
  130,000.00 - 139,999.99                33                   4,408,054.59                           4.91
  140,000.00 - 149,999.99                30                   4,305,275.02                           4.79
  150,000.00 - 159,999.99                31                   4,767,184.37                           5.31
  160,000.00 - 169,999.99                33                   5,402,224.99                           6.02
  170,000.00 - 179,999.99                11                   1,901,120.41                           2.12
  180,000.00 - 189,999.99                15                   2,763,077.15                           3.08
  190,000.00 - 199,999.99                 7                   1,348,233.51                           1.50
  200,000.00 - 209,999.99                11                   2,245,725.70                           2.50
  210,000.00 - 219,999.99                 4                     865,946.64                           0.96
  220,000.00 - 229,999.99                13                   2,911,718.35                           3.24
  230,000.00 - 239,999.99                 6                   1,418,826.01                           1.58
  240,000.00 - 249,999.99                 5                   1,227,907.36                           1.37
  250,000.00 - 259,999.99                 5                   1,281,689.62                           1.43
  260,000.00 - 269,999.99                 2                     536,385.38                           0.60
  270,000.00 - 279,999.99                 1                     275,160.67                           0.31
  280,000.00 - 289,999.99                 3                     852,858.34                           0.95
  300,000.00 - 309,999.99                 5                   1,521,064.33                           1.69
  310,000.00 - 319,999.99                 2                     621,671.00                           0.69
  340,000.00 - 349,999.99                 2                     686,723.99                           0.76
  350,000.00 - 359,999.99                 1                     350,000.00                           0.39
  370,000.00 - 379,999.99                 2                     748,561.20                           0.83
  380,000.00 - 389,999.99                 2                     776,805.75                           0.86
  390,000.00 - 399,999.99                 1                     390,178.21                           0.43
  400,000.00 - 409,999.99                 3                   1,214,500.00                           1.35
  420,000.00 - 429,999.99                 3                   1,269,835.10                           1.41
  430,000.00 - 439,999.99                 2                     865,550.52                           0.96
  450,000.00 - 459,999.99                 1                     449,691.88                           0.50
  470,000.00 - 479,999.99                 1                     477,671.17                           0.53
  480,000.00 - 489,999.99                 1                     487,106.87                           0.54
  490,000.00 - 499,999.99                 1                     493,730.16                           0.55
Greater than or equal to 500,000.00       2                     998,813.60                           1.11
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                         100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              27

==============================================================================================================
INTEREST RATE DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding                Principal Balance
--------------------------------------------------------------------------------------------------------------
        7.01 -  8.00                    41                   $6,900,813.44                             7.68%
        8.01 -  9.00                   223                   26,790,964.66                           29.83
        9.01 - 10.00                   316                   32,905,681.40                           36.64
       10.01 - 11.00                   157                   15,183,486.85                           16.91
       11.01 - 12.00                    62                    5,617,421.19                            6.26
       12.01 - 13.00                    20                    1,880,427.40                            2.09
       13.01 - 14.00                     6                      527,759.65                            0.59
--------------------------------------------------------------------------------------------------------------
          Total                        825                  $89,806,554.59                          100.00%

==============================================================================================================
REMAINING MONTHS TO MATURITY

     Range of Remaining                                   Aggregate Principal                 % by Outstanding
     Months to Maturity          Number of Loans          Balance Outstanding                Principal Balance
--------------------------------------------------------------------------------------------------------------
         151 - 180                       3                     $158,773.10                            0.18%
         331 - 360                     822                   89,647,781.49                           99.82
--------------------------------------------------------------------------------------------------------------
          Total                        825                  $89,806,554.59                          100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              28

=============================================================================================================
LIEN POSITION

                                                          Aggregate Principal                % by Outstanding
            Lien                 Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
            First                      825                  $89,806,554.59                          100.00%
-------------------------------------------------------------------------------------------------------------
           Total                       825                  $89,806,554.59                          100.00%

=============================================================================================================
COMBINED LOAN-TO-VALUE RATIO

     Range of Combined                                    Aggregate Principal                % by Outstanding
    Loan-to-Value Ratios         Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
      15.01 -  20.00                     1                      $34,792.54                           0.04%
      20.01 -  25.00                     1                       47,752.36                           0.05
      25.01 -  30.00                     4                      181,918.81                           0.20
      30.01 -  35.00                     3                      115,900.59                           0.13
      35.01 -  40.00                     7                      346,347.48                           0.39
      40.01 -  45.00                     2                       78,105.76                           0.09
      45.01 -  50.00                     6                      303,832.50                           0.34
      50.01 -  55.00                    11                      731,352.81                           0.81
      55.01 -  60.00                    19                    1,289,805.67                           1.44
      60.01 -  65.00                    13                    1,392,262.39                           1.55
      65.01 -  70.00                    57                    6,531,862.68                           7.27
      70.01 -  75.00                    67                    6,909,241.92                           7.69
      75.01 -  80.00                   185                   17,568,170.04                          19.56
      80.01 -  85.00                    67                    6,943,588.25                           7.73
      85.01 -  90.00                   115                   13,206,620.00                          14.71
      90.01 -  95.00                   195                   23,982,265.25                          26.70
      95.01 - 100.00                    72                   10,142,735.54                          11.29
-------------------------------------------------------------------------------------------------------------
          Total                        825                  $89,806,554.59                         100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              29

=============================================================================================================
MAXIMUM RATE DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
         Maximum Rate             Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
       8.001 -  8.250                     1                    $179,083.82                           0.20%
       8.751 -  9.000                     1                     247,030.10                           0.28
      10.751 - 11.000                     1                     126,178.15                           0.14
      11.251 - 11.500                     1                      77,844.91                           0.09
      11.501 - 11.750                     2                     115,764.33                           0.13
      12.001 - 12.250                     1                     152,675.66                           0.17
      12.751 - 13.000                     1                      38,238.34                           0.04
      13.001 - 13.250                     2                     271,180.54                           0.30
      13.251 - 13.500                     5                     597,638.27                           0.67
      13.501 - 13.750                    11                   1,599,363.55                           1.78
      13.751 - 14.000                    17                   3,204,430.61                           3.57
      14.001 - 14.250                    20                   2,637,326.00                           2.94
      14.251 - 14.500                    39                   4,724,660.92                           5.26
      14.501 - 14.750                    55                   6,754,918.94                           7.52
      14.751 - 15.000                    95                  10,563,486.69                          11.76
      15.001 - 15.250                    72                   7,478,677.97                           8.33
      15.251 - 15.500                    75                   7,665,023.43                           8.54
      15.501 - 15.750                    83                   9,746,044.02                          10.85
      15.751 - 16.000                    80                   7,783,948.21                           8.67
      16.001 - 16.250                    34                   3,525,249.35                           3.93
      16.251 - 16.500                    49                   5,579,827.48                           6.21
      16.501 - 16.750                    49                   4,393,843.09                           4.89
      16.751 - 17.000                    36                   3,431,596.55                           3.82
      17.001 - 17.250                    25                   2,414,965.15                           2.69
      17.251 - 17.500                    18                   1,779,115.10                           1.98
      17.501 - 17.750                    10                     843,625.20                           0.94
      17.751 - 18.000                    16                   1,699,262.23                           1.89
      18.001 - 18.250                     8                     417,610.06                           0.47
      18.251 - 18.500                     3                     231,880.26                           0.26
      18.501 - 18.750                     8                     970,860.00                           1.08
      18.751 - 19.000                     1                      27,446.01                           0.03
      19.001 - 19.250                     1                      41,136.32                           0.05
      19.251 - 19.500                     3                     418,907.36                           0.47
      19.501 - 19.750                     2                      67,715.97                           0.08
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                         100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              30

=============================================================================================================
FLOOR RATE DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
          Floor Rate              Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
      7.001 -  7.250                      2                    $271,180.54                           0.30%
      7.251 -  7.500                      9                   1,497,432.60                           1.67
      7.501 -  7.750                     13                   1,951,657.50                           2.17
      7.751 -  8.000                     19                   3,470,108.76                           3.86
      8.001 -  8.250                     24                   3,614,543.44                           4.02
      8.251 -  8.500                     39                   4,617,004.93                           5.14
      8.501 -  8.750                     60                   7,171,612.45                           7.99
      8.751 -  9.000                    102                  11,750,094.80                          13.08
      9.001 -  9.250                     72                   7,139,171.50                           7.95
      9.251 -  9.500                     79                   7,935,968.97                           8.84
      9.501 -  9.750                     81                   9,358,456.03                          10.42
      9.751 - 10.000                     80                   7,820,227.98                           8.71
     10.001 - 10.250                     35                   3,788,252.57                           4.22
     10.251 - 10.500                     44                   4,879,982.63                           5.43
     10.501 - 10.750                     47                   4,094,647.51                           4.56
     10.751 - 11.000                     31                   2,420,604.14                           2.70
     11.001 - 11.250                     23                   2,077,830.74                           2.31
     11.251 - 11.500                     18                   1,779,115.10                           1.98
     11.501 - 11.750                      9                     776,248.44                           0.86
     11.751 - 12.000                     12                     984,226.91                           1.10
     12.001 - 12.250                      9                     718,525.83                           0.80
     12.251 - 12.500                      3                     231,880.26                           0.26
     12.501 - 12.750                      7                     902,575.30                           1.01
     12.751 - 13.000                      1                      27,446.01                           0.03
     13.001 - 13.250                      1                      41,136.32                           0.05
     13.251 - 13.500                      3                     418,907.36                           0.47
     13.501 - 13.750                      2                      67,715.97                           0.08
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                         100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              31

=============================================================================================================
MARGIN DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
         Margin Rate              Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
Less than or equal to 0.000               2                     $162,574.60                       0.18%
       0.751 - 1.000                      1                      142,206.68                       0.16
       2.751 - 3.000                      2                      102,363.59                       0.11
       3.001 - 3.250                      1                       44,494.55                       0.05
       3.251 - 3.500                      1                      151,734.38                       0.17
       3.501 - 3.750                      2                      193,028.83                       0.21
       3.751 - 4.000                      3                      214,166.90                       0.24
       4.001 - 4.250                      5                      209,665.37                       0.23
       4.251 - 4.500                     10                      814,480.60                       0.91
       4.501 - 4.750                     16                    1,252,559.31                       1.39
       4.751 - 5.000                     19                    2,468,004.91                       2.75
       5.001 - 5.250                     28                    2,118,856.33                       2.36
       5.251 - 5.500                     36                    4,809,998.51                       5.36
       5.501 - 5.750                     32                    3,074,587.95                       3.42
       5.751 - 6.000                     26                    2,090,474.31                       2.33
       6.001 - 6.250                     25                    2,586,293.67                       2.88
       6.251 - 6.500                     32                    3,583,641.68                       3.99
       6.501 - 6.750                     26                    3,212,077.11                       3.58
       6.751 - 7.000                     38                    3,950,612.98                       4.40
       7.001 - 7.250                     33                    3,218,014.32                       3.58
       7.251 - 7.500                     62                    7,280,584.94                       8.11
       7.501 - 7.750                     65                    7,116,965.95                       7.92
       7.751 - 8.000                     57                    6,279,056.01                       6.99
       8.001 - 8.250                     46                    4,815,244.09                       5.36
       8.251 - 8.500                     66                    7,300,843.45                       8.13
       8.501 - 8.750                     47                    5,489,758.29                       6.11
       8.751 - 9.000                     38                    4,472,040.11                       4.98
       9.001 - 9.250                     19                    2,199,831.60                       2.45
       9.251 - 9.500                     20                    2,208,716.93                       2.46
       9.501 - 9.750                     12                    1,513,736.98                       1.69
      9.751 - 10.000                     16                    1,922,843.38                       2.14
Greater than or equal to 10.001          39                    4,807,096.28                       5.35
-------------------------------------------------------------------------------------------------------------
          Total                         825                  $89,806,554.59                     100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              32

=============================================================================================================
NEXT RATE ADJUSTMENT DATE

                                                          Aggregate Principal                % by Outstanding
  Next Rate Adjustment Date       Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
             Jun-02                       1                     $49,330.91                        0.05%
             Oct-02                       3                     233,749.22                        0.26
             Dec-02                       1                     161,308.31                        0.18
             Mar-03                       1                     301,887.59                        0.34
             Apr-03                     137                  11,560,186.85                       12.87
             May-03                      62                   2,673,567.72                        2.98
             Jul-03                       1                      47,797.39                        0.05
             Aug-03                       5                     558,966.74                        0.62
             Sep-03                       2                     377,620.32                        0.42
             Oct-03                       6                   1,039,062.44                        1.16
             Nov-03                      30                   3,725,567.43                        4.15
             Dec-03                      41                   6,240,596.52                        6.95
             Jan-04                      49                   5,919,111.82                        6.59
             Feb-04                      56                   6,509,830.43                        7.25
             Mar-04                      70                   8,015,968.00                        8.93
             Apr-04                     163                  19,065,587.56                       21.23
             May-04                     184                  21,764,805.65                       24.24
             Jul-04                       1                     189,346.79                        0.21
             Nov-04                       3                     299,199.15                        0.33
             Dec-04                       4                     319,668.98                        0.36
             Jan-05                       3                     560,474.69                        0.62
             Feb-05                       1                      62,920.08                        0.07
             Apr-05                       1                     130,000.00                        0.14
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                      100.00%

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              33

                            PREPAYMENT SENSITIVITIES

GROUP I: FIXED RATE POOL

                   --------------------------------------------------------------------------------------------------------
                        75% PPC               100% PPC             125% PPC             150% PPC              175% PPC
                      WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                   --------------------------------------------------------------------------------------------------------
To Call
AF-1                1.42      06/2005     1.13      10/2004     0.95     05/2004     0.83      02/2004     0.74     11/2003
AF-2                3.18      12/2005     2.45      03/2005     2.00     09/2004     1.70      05/2004     1.48     02/2004
AF-3                4.92      11/2009     3.76      02/2008     2.98     01/2007     2.33      06/2005     2.01     01/2005
AF-4                10.44     06/2014     7.93      07/2011     6.33     09/2009     5.07      05/2008     3.68     06/2007
MF-1                8.45      06/2014     6.42      07/2011     5.20     09/2009     4.62      05/2008     4.58     06/2007
MF-2                8.45      06/2014     6.42      07/2011     5.18     09/2009     4.47      05/2008     4.13     06/2007
BF-1                8.45      06/2014     6.42      07/2011     5.17     09/2009     4.40      05/2008     3.96     06/2007
BF-2                8.45      06/2014     6.42      07/2011     5.16     09/2009     4.37      05/2008     3.89     06/2007

To Maturity
AF-1                1.42      06/2005     1.13      10/2004     0.95     05/2004     0.83      02/2004     0.74     11/2003
AF-2                3.18      12/2005     2.45      03/2005     2.00     09/2004     1.70      05/2004     1.48     02/2004
AF-3                4.92      11/2009     3.76      02/2008     2.98     01/2007     2.33      06/2005     2.01     01/2005
AF-4                12.30     11/2027     9.52      05/2023     7.65     09/2019     6.20      11/2016     4.64     08/2014
MF-1                9.48      06/2025     7.30      12/2020     5.93     07/2017     5.25      01/2015     5.12     01/2013
MF-2                9.42      01/2024     7.26      09/2019     5.87     06/2016     5.06      02/2014     4.64     04/2012
BF-1                9.31      01/2022     7.16      12/2017     5.78     01/2015     4.93      11/2012     4.41     04/2011
BF-2                9.06      06/2019     6.95      09/2015     5.60     02/2013     4.75      04/2011     4.22     12/2009

GROUP II: ADJUSTABLE RATE POOL

                   --------------------------------------------------------------------------------------------------------
                         18 CPR                24 CPR               30 CPR               36 CPR                42 CPR
                      WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                   --------------------------------------------------------------------------------------------------------
To Call
AV-1                3.46      06/2014     2.53      07/2011     1.86     09/2009     1.28      05/2008     1.00     03/2005
MV-1                7.36      06/2014     5.58      07/2011     4.98     09/2009     5.37      05/2008     4.59     06/2007
MV-2                7.36      06/2014     5.53      07/2011     4.68     09/2009     4.41      05/2008     3.99     06/2007
BV-1                7.36      06/2014     5.51      07/2011     4.56     09/2009     4.09      05/2008     3.57     06/2007
BV-2                7.32      06/2014     5.46      07/2011     4.46     09/2009     3.91      05/2008     3.37     06/2007

To Maturity
AV-1                3.68      09/2025     2.69      08/2020     1.98     10/2016     1.36      02/2014     1.00     03/2005
MV-1                7.95      12/2022     6.01      02/2018     5.30     10/2014     5.77      06/2012     5.56     01/2012
MV-2                7.90      07/2021     5.92      11/2016     4.96     10/2013     4.63      08/2011     4.15     01/2010
BV-1                7.78      07/2019     5.80      04/2015     4.76     07/2012     4.24      07/2010     3.68     02/2009
BV-2                7.45      11/2016     5.54      03/2013     4.51     11/2010     3.94      03/2009     3.39     01/2008

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              34

The following are the assumed characteristics of the Initial and Additional Loans as of the Cut-off Date.

                              INITIAL LOANS (FIXED)

---------------------------------------------------------------------------------------------------------------
              Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding     Original Term     Amortization Term     Remaining Term      Contract Rate
---------------------------------------------------------------------------------------------------------------
     1              $434,456.08              60                60                   58                11.26%
     2            13,479,666.14             178               178                  177                11.86
     3            26,448,040.75             239               239                  238                12.83
     4            14,317,367.26             300               300                  299                13.02
     5           119,991,766.03             360               360                  359                11.94
     6             4,493,410.21             115               115                  114                11.79
     7               160,395.89             180               360                  151                12.26
---------------------------------------------------------------------------------------------------------------
   Total        $179,325,102.36             317               317                  316                12.15%
---------------------------------------------------------------------------------------------------------------


                                                       INITIAL LOANS (ARM)

-----------------------------------------------------------------------------------------------------------------------------------
            Aggregate        Wtd. Avg.    Wtd. Avg.    Wtd. Avg.    Wtd. Avg.   Wtd. Avg.    Wtd. Avg.     Wtd. Avg.    Wtd. Avg.
            Principal
 Pool        Balance         Original       Amort.     Remaining    Contract     Max Rate    Floor Rate     Gross       Next Rate
  ID       Outstanding         Term         Term         Term         Rate                                  Margin         Adj.
-----------------------------------------------------------------------------------------------------------------------------------
   1         $49,330.91          360        360           340       12.70%        18.70%       12.70%         6.40%         1
   2         233,749.22          360        360           347       10.11         16.11        10.11          6.88          5
   3         161,308.31          360        360           355        8.55         14.55         8.55          4.55          7
   4         301,887.59          360        360           347        9.55         15.55         9.55          4.78         10
   5      11,560,186.85          358        358           346        9.84         15.80         9.84          5.51         11
   6       2,673,567.72          357        357           346       10.28         16.28        10.28          5.75         12
   7          47,797.39          360        360           351        9.85         15.85         9.85          4.65         14
   8         558,966.74          360        360           352        9.50         15.69         9.50          5.15         15
   9         377,620.32          360        360           353        9.40         11.82         9.40          6.62         16
  10       1,039,062.44          360        360           354        9.55         15.68         9.55          6.09         17
  11       3,725,567.43          360        360           355        8.98         15.27         8.98          6.64         18
  12       6,240,596.52          360        360           355        9.10         15.09         9.07          7.16         19
  13       5,919,111.82          360        360           356        8.98         15.14         8.96          7.19         20
  14       6,509,830.43          360        360           357        9.00         15.19         8.98          7.79         21
  15       8,015,968.00          360        360           358        9.57         15.67         9.54          8.38         22
  16      19,065,587.56          360        360           359        9.43         15.43         9.39          7.94         23
  17      21,764,805.65          360        360           360        9.76         15.76         9.76          8.59         24
  18         189,346.79          360        360           351       10.85         17.85        10.85          7.26         26
  19         299,199.15          360        360           359        9.00         15.00         9.00          7.34         30
  20         319,668.98          360        360           356       10.73         16.73        10.73          7.80         31
  21         560,474.69          360        360           357        8.65         15.34         8.65          5.86         32
  22          62,920.08          360        360           357       10.25         16.25        10.25          7.75         33
  23         130,000.00          360        360           360        9.13         15.13         9.13          7.13         35
-----------------------------------------------------------------------------------------------------------------------------------
 Total   $89,806,554.59         360         360           356        9.51%        15.54%        9.49%         7.51%        20
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              35

                        ASSUMED ADDITIONAL LOANS (FIXED)

---------------------------------------------------------------------------------------------------------------

              Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding     Original Term     Amortization Term     Remaining Term      Contract Rate
---------------------------------------------------------------------------------------------------------------
     1              $47,424.76             58                  58                   58               11.14%
     2            1,490,889.02            177                 177                  177               11.74
     3            2,942,778.80            238                 238                  238               12.67
     4            1,572,468.69            299                 299                  299               12.88
     5           14,105,748.76            359                 359                  359               11.82
     6              498,078.97            114                 114                  114               11.65
     7               17,508.64            151                 360                  151               12.13
---------------------------------------------------------------------------------------------------------------
   Total        $20,674,897.64            317                 317                  317               12.01%
---------------------------------------------------------------------------------------------------------------


                         ASSUMED ADDITIONAL LOANS (ARM)

----------------------------------------------------------------------------------------------------------------------------------
            Aggregate       Wtd. Avg.    Wtd. Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.    Wtd. Avg.     Wtd. Avg.    Wtd. Avg.
            Principal
 Pool        Balance         Original     Amort.       Remaining    Contract     Max Rate    Floor Rate      Gross      Next Rate
  ID       Outstanding         Term        Term          Term         Rate                                  Margin         Adj.
-----------------------------------------------------------------------------------------------------------------------------------
   1         $19,270.18        340          340           340       11.45%        18.70%       11.45%         6.40%         2
   2          91,309.67        347          347           347        9.11         16.11         9.11          6.88          6
   3          63,012.01        355          355           355        7.71         14.55         7.71          4.55          8
   4         117,926.62        347          347           347        8.61         15.55         8.61          4.78         11
   5       4,515,766.26        346          346           346        8.87         15.80         8.87          5.51         12
   6       1,062,272.57        346          346           346        9.25         16.28         9.25          5.75         13
   7          32,302.28        351          351           351        8.35         15.85         8.35          4.65         15
   8         218,349.68        352          352           352        8.56         15.69         8.56          5.15         16
   9         147,510.17        353          353           353        8.47         11.82         8.47          6.62         17
  10         405,889.90        354          354           354        8.61         15.68         8.61          6.09         18
  11       1,455,321.78        355          355           355        8.09         15.27         8.09          6.64         19
  12       2,437,769.87        355          355           355        8.20         15.09         8.20          7.16         20
  13       2,312,188.01        356          356           356        8.09         15.14         8.09          7.19         21
  14       2,542,940.96        357          357           357        8.11         15.19         8.11          7.79         22
  15       3,131,284.84        358          358           358        8.63         15.67         8.63          8.38         23
  16       7,447,607.74        359          359           359        8.50         15.43         8.50          7.94         24
  17       8,582,709.87        360          360           360        8.80         15.76         8.80          8.59         25
  18          73,964.71        351          351           351        9.78         17.85         9.78          7.26         27
  19         116,876.43        359          359           359        8.11         15.00         8.11          7.34         31
  20         124,872.58        356          356           356        9.68         16.73         9.68          7.80         32
  21         218,938.74        357          357           357        7.79         15.34         7.79          5.86         33
  22          24,578.53        357          357           357        9.24         16.25         9.24          7.75         34
  23          50,782.02        360          360           360        8.23         15.13         8.23          7.13         36
-----------------------------------------------------------------------------------------------------------------------------------
 Total   $35,193,445.41        356          356           356        8.57%        15.54%        8.57%         7.51%        21
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              36

                ADJUSTABLE RATE EFFECTIVE NET FUNDS CAP RATE (1)

       Date     Scenario I    Scenario I  Scenario II  Scenario II    Date    Scenario I   Scenario I   Scenario II  Scenario II
       ----     -----------   ----------- -----------  ------------   ----    -----------  -----------  ------------ ------------
               Effective Net  Spread to 1  Effective   Spread to 1             Effective   Spread to 1   Effective   Spread to 1
               -------------- -----------  ---------   ------------            ----------  ------------  ----------  -----------
                  Cap Rate    month Libor Net Cap Rate month Libor            Net Cap Rate month Libor  Net Cap Rate month Libor
                  --------    ----------- ------------ -----------            ------------ -----------  ------------ -----------
       8/15/02     6.44%         4.60%        6.44%       4.60%       3/15/06    9.35%        7.51%        12.60%       6.89%
       9/15/02     5.17%         3.32%        5.17%       3.24%       4/15/06    9.35%        7.51%        12.61%       6.91%
      10/15/02     5.06%         3.21%        5.06%       3.13%       5/15/06    9.35%        7.51%        12.62%       6.91%
      11/15/02     5.48%         3.64%        5.48%       3.35%       6/15/06    9.35%        7.51%        12.66%       6.94%
      12/15/02     5.38%         3.54%        5.38%       3.07%       7/15/06    9.35%        7.51%        12.72%       6.99%
       1/15/03     5.28%         3.44%        5.31%       3.00%       8/15/06    9.35%        7.51%        12.74%       6.84%
       2/15/03     5.76%         3.92%        5.76%       3.12%       9/15/06    9.35%        7.51%        12.75%       6.77%
       3/15/03     5.67%         3.83%        5.86%       2.99%      10/15/06    9.35%        7.51%        12.77%       6.78%
       4/15/03     5.58%         3.74%        5.87%       3.00%      11/15/06    9.35%        7.51%        12.78%       6.78%
       5/15/03     6.05%         4.20%        6.21%       3.00%      12/15/06    9.35%        7.51%        12.83%       6.81%
       6/15/03     5.97%         4.12%        6.44%       3.00%       1/15/07    9.35%        7.51%        12.87%       6.84%
       7/15/03     5.88%         4.04%        6.44%       3.00%       2/15/07    9.35%        7.51%        12.89%       6.85%
       8/15/03     6.24%         4.39%        6.75%       3.00%       3/15/07    9.35%        7.51%        12.90%       6.85%
       9/15/03     6.16%         4.32%        6.98%       3.00%       4/15/07    9.35%        7.51%        12.90%       6.84%
      10/15/03     6.08%         4.24%        6.98%       3.00%       5/15/07    9.35%        7.51%        12.91%       6.84%
      11/15/03     6.39%         4.54%        7.20%       2.99%       6/15/07    9.35%        7.51%        12.94%       6.86%
      12/15/03     6.32%         4.47%        7.37%       3.00%       7/15/07    9.35%        7.51%        12.98%       6.88%
       1/15/04     6.24%         4.40%        7.37%       3.00%       8/15/07    9.35%        7.51%        12.99%       6.88%
       2/15/04     6.60%         4.75%        7.56%       3.00%       9/15/07    9.35%        7.51%        13.00%       6.88%
       3/15/04     6.56%         4.71%        7.67%       3.00%      10/15/07    9.35%        7.51%        13.01%       6.87%
       4/15/04     6.55%         4.71%        7.66%       3.00%      11/15/07    9.35%        7.51%        13.02%       6.87%
       5/15/04     6.91%         5.07%        7.78%       3.00%      12/15/07    9.35%        7.51%        13.05%       6.88%
       6/15/04     6.97%         5.12%        7.83%       2.99%       1/15/08    9.35%        7.51%        13.08%       6.90%
       7/15/04     7.13%         5.29%        8.15%       3.31%       2/15/08    9.35%        7.51%        13.10%       6.91%
       8/15/04     7.57%         5.73%        8.70%       3.76%       3/15/08    9.35%        7.51%        13.10%       6.90%
       9/15/04     7.52%         5.67%        8.75%       3.75%       4/15/08    9.35%        7.51%        13.11%       6.90%
      10/15/04     7.46%         5.62%        8.81%       3.81%       5/15/08    9.35%        7.51%        13.12%       6.89%
      11/15/04     7.68%         5.84%        9.17%       4.08%       6/15/08    9.35%        7.51%        13.14%       6.90%
      12/15/04     7.63%         5.78%        9.47%       4.32%       7/15/08    9.35%        7.51%        13.17%       6.92%
       1/15/05     7.58%         5.73%        9.91%       4.77%       8/15/08    9.35%        7.51%        13.18%       6.92%
       2/15/05     7.83%         5.98%       10.32%       5.07%       9/15/08    9.35%        7.51%        13.18%       6.91%
       3/15/05     7.78%         5.94%       10.33%       5.02%      10/15/08    9.35%        7.51%        13.19%       6.91%
       4/15/05     7.73%         5.89%       10.36%       5.05%      11/15/08    9.35%        7.51%        13.19%       6.91%
       5/15/05     8.02%         6.17%       10.72%       5.37%      12/15/08    9.35%        7.51%        13.21%       6.91%
       6/15/05     7.97%         6.13%       10.78%       5.40%       1/15/09    9.35%        7.51%        13.22%       6.92%
       7/15/05     7.93%         6.09%       10.86%       5.49%       2/15/09    9.35%        7.51%        13.23%       6.92%
       8/15/05     8.07%         6.23%       11.11%       5.66%       3/15/09    9.35%        7.51%        13.23%       6.92%
       9/15/05     8.03%         6.19%       11.09%       5.61%       4/15/09    9.35%        7.51%        13.24%       6.91%
      10/15/05     7.99%         6.15%       11.07%       5.59%       5/15/09    9.35%        7.51%        13.24%       6.91%
      11/15/05     9.35%         7.51%       12.45%       6.92%       6/15/09    9.35%        7.51%        13.25%       6.92%
      12/15/05     9.35%         7.51%       12.50%       6.92%       7/15/09    9.35%        7.51%        13.27%       6.93%
       1/15/06     9.35%         7.51%       12.56%       6.98%       8/15/09    9.35%        7.51%        13.27%       6.93%
       2/15/06     9.35%         7.51%       12.58%       6.94%       9/15/09    9.35%        7.51%        13.28%       6.92%

Scenario I is achieved assuming 6 month LIBOR stays constant at 1.97% and 1 month LIBOR stays constant at 1.84%; run at the pricing speed to call

Scenario II is achieved assuming a 6 month forward LIBOR curve and 1 month forward LIBOR curve; run at the pricing speed to call

(1) Calculated as the sum of the Adjusted Available funds cap and benefit given due to Yield Maintenance Agreement

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or reply on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                                                              37